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                                                                   Exhibit 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 30, 1998 included in Information Management Associates, Inc...'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                           ARTHUR ANDERSEN LLP

Hartford, Connecticut
November 20, 1998